                                                                   Exhibit 10(c)

             SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT
             ----------------------------------------------------

          THIS SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of this ______ day of ___________, 1996, by and between YORKRAIL, INC., a Delaware corporation (the "Borrower"), and THE YORK BANK AND TRUST COMPANY, a Pennsylvania state banking corporation (the "Lender"), witnesseth:

                                   Recitals

          A. The Lender made a loan to the Borrower in the principal amount not to exceed $750,000 ("Financial Accommodations") pursuant to the terms and conditions of a Financing and Security Agreement dated December 20, 1994 (together with any amendments or modifications thereto, the "Financing Agreement"), by and between the Borrower and the Lender and as evidenced by a Promissory Note dated December 20, 1994, from the Borrower payable to the Lender in the principal amount of the Financial Accommodations (together with any amendments or modifications thereto, the "Note").

          B. Section 2.2(c) of the Financing Agreement provides that, among other things, "[a]ll advances of the proceeds of the Loan must be made on or before March 1, 1996."

          C. The Borrower has requested that the Lender extend the date through which advances may be made under the Financial Accommodations.

          D. The Borrower has also requested that the Lender allow the Borrower to finance certain additional locomotives under the Financial Accommodations in accordance with the terms and provisions of the Financing Agreement.

          E. The Lender has agreed to the Borrower's requests above subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of

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which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

          1. The facts set forth above are true and accurate in each respect. All defined terms used herein shall have the meanings given such terms in the Financing Agreement, unless otherwise defined herein.

          2. The second sentence of Section 2.2(c) of the Financing Agreement is hereby deleted and replaced with the following:

              "All advances of the proceeds of the Loan must be made on or before June 30, 1997."

          3. The term "Locomotives" as used in the Financing Agreement shall include the locomotives described on Exhibit 1 attached hereto and made a part
                                     ---------
hereof (the "Additional Locomotives"), together with (a) all additions, parts, fittings, accessories, special tools, attachments and accessions now and hereafter affixed thereto and/or used in connection therewith, (b) all replacements thereof and substitutions therefor, and (c) all cash and non-cash proceeds and products thereof.

          4. Subject to the terms and conditions of the Financing and Security Agreement, the Borrower may use proceeds of the Loan to acquire the Additional Locomotives; provided, however, that the total amount advanced under the Loan for all Locomotives shall continue to not exceed $500,000.

          5. The term "this Agreement" as used in the Financing Agreement shall mean the Financing Agreement as modified herein unless the context clearly indicates or dictates a contrary meaning.

          6. The Financing Agreement is hereby amended to add the following provision to Article 3 thereof:

              As security for the payment of all of the Obligations, the Borrower hereby assigns, grants and conveys to the Lender and agrees

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              that the Lender shall have a perfected security interest in the locomotives described on Exhibit 1 attached hereto and made a
                                           ---------
              part hereof, together with (a) all additions, parts, fittings, accessories, special tools, attachments and accessions now and hereafter affixed thereto and/or used in connection therewith, (b) all replacements thereof and substitutions therefor, and (c) all cash and non-cash proceeds and products thereof.

The term "Collateral" as used in the Financing Agreement shall include all of the property described in the foregoing paragraph.

          7. The Borrower reaffirms all of the covenants and agreements set forth in the Financing Agreement as if the same were set forth herein, except to extent modified hereby.

          8. The Borrower will execute such other confirmatory instruments with respect to the Financing Agreement as the Lender may reasonably require.

          9. In consideration of the Lender's agreement to modify the Financing Agreement, the Borrower shall pay to the Lender upon the execution and delivery of this Agreement a non-refundable extension fee in the amount of $5,500. In addition, the Borrower covenants and agrees to pay all other out-of-pocket fees, costs, charges and expenses incurred by the Lender in connection with the preparation of this Agreement and the modification of the Financial Accommodations, including without limitation, the Lender's reasonable attorneys fees and all recording costs.

          10. The Borrower ratifies and confirms all of its existing liabilities and obligations under the Financing Agreement and agrees that, except as expressly modified in this Agreement, the Financing Agreement continues in full force and effect as if set forth specifically herein. The Borrower and the Lender agree that this Agreement shall not be construed as an agreement to

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extinguish the original obligations under the Financing Agreement or the Note and shall not constitute a novation as to the obligations of the Borrower under the Financing Agreement or the Note.

          11. This Agreement may not be amended, changed, modified, altered, or terminated without in each instance the prior written consent of the Lender. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

          12. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one agreement.

          IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed under seal as of the date first above written.

WITNESS:                            YORKRAIL, INC.

                                 By:                          (SEAL)
- -------------------------------     --------------------------
                                     Scott F. Ziegler
                                     Vice President & Controller

WITNESS:                         THE YORK BANK AND TRUST COMPANY

                                 By:                          (SEAL)
- -------------------------------     --------------------------
                                     Steven E. Stewart
                                     Vice President


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                             JOINDER OF GUARANTORS
                             ---------------------


          The undersigned, guarantors pursuant to a Guaranty of Payment Agreement (the "Guaranty") dated December 20, 1994, of the indebtedness evidenced by the Note hereinabove referred to, hereby covenant and agree with the Lender that the execution of the foregoing Second Modification to Financing and Security Agreement by the Borrower does not and shall not in any manner affect their obligations and liabilities under the Guaranty and that the Guaranty remains in full force and effect.

           Dated this _____ day of ______________, 1996.

WITNESS:                        EMONS TRANSPORTATION GROUP, INC.


______________________________  By:___________________________(SEAL)
                                     Scott F. Ziegler
                                     Vice President & Controller

                                MARYLAND AND PENNSYLVANIA RAILROAD
                                COMPANY


______________________________  By:___________________________(SEAL)
                                     Scott F. Ziegler
                                     Vice President & Controller

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

                                                            EXHIBIT 1
                                                            ---------



               LOCOMOTIVES ADDED TO ORIGINAL FINANCING STATEMENT
               -------------------------------------------------


     EMD GP-16 Road Switcher           EMD GP-16 Road Switcher
     Engine #1733 Serial No. 5499-13   Engine #1735 Serial No. 5499-21
     1800 H.P.                         1800 H.P.
     Built - 1956; Rebuilt 1981        Built 1956; Rebuilt 1981
     Brake Equipment - 26C             Brake Equipment - 26C
     Multiple Unit Capability          Multiple Unit Capability

     EMD GP-16 Road Switcher           EMD GP-16 Road Switcher
     Engine #1734 Serial No. 5499-4    Engine #1815 Serial No. 5125-14
     1800 H.P.                         1800 H.P.
     Built 1956; Rebuilt 1981          Built 1951; Rebuilt 1981
     Brake Equipment - 26C             Brake Equipment - 26C
     Multiple Unit Capability          Multiple Unit Capability


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